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                                                                   EXHIBIT 10.12

                           Summerhill Gaming Limited
                                Devonshire House
                                  Queen Street
                              Nassau, The Bahamas



                                                  March 24, 2000



Intercapital Global Fund, Ltd.
1411 Peel Street, Suite 500
Montreal, Quebec, Canada H3A 1S5



                         Re: Debt to Equity Conversion



Gentleman:



     This letter shall confirm our agreement with you that as of December 31, 1999, all of Intercapital Global Fund, Ltd.'s ("IGF's") outstanding debt (the "SGL Debt") to Summerhill Gaming Limited ("SGL") under the Revolving Credit Note dated May 5, 1999 (the "SGL Note") and under the Amended and Restated Purchase Agreement dated May 5, 1999 (the "SGL Agreement") in respect of the sale by IGF to SGL of a 50% ownership interest in the slotsvegas online casino, which SGL Debt amounted to $518,082.86 in the aggregate as of December 31, 1999, shall be converted into 1,671,235 shares of common stock (the "TE Shares") of Total Entertainment Inc. ("TE") as of December 31, 1999 based on the market price of $0.31 per share of TE's common stock at such date.

     We agree that the foregoing debt to equity conversion (the "Conversion") was calculated in accordance with the attached "Schedule of Conversion of Summerhill Payables into Capital Stock" which is hereby approved by SGL and incorporated by reference herein.

     Upon our receipt of the TE Shares, we agree that as of December 31, 1999, the SGL Note shall be cancelled and the SGL Debt shall be extinguished. We hereby confirm and acknowledge that all of IGF's obligations to SGL under the SGL Agreement have been assumed by Netforfun.com Inc. pursuant to the Purchase Agreement dated March 1, 2000 between IGF and Netforfun.

     In connection with our receipt of the TE shares we hereby represent and warrant to IGF as follows:

     (a) Securities Acquired for Investment.
         ----------------------------------

          (1) SGL understands that the TE Shares are being offered and sold to it in reliance
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on specific provisions of federal and state securities laws and that TE is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of SGL set forth herein for purposes of qualifying for exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities
                          --------------
laws.

          (2) SGL is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

          (3) SGL (x) is and will be acquiring the TE Shares for SGL's own account, and not with a view to any resale or distribution of the TE Shares, in whole or in part, in violation of the Securities Act or any applicable securities laws and (y) has not offered or sold any portion of the TE Shares and has no present intention or agreement to divide the TE Shares with others for purposes of selling, offering, distributing or otherwise disposing of the TE Shares.

          (4) SGL (x) is capable of evaluating the risks and merits of an investment in TE by virtue of its experience as an investor and its knowledge, experience and sophistication in financial and business matters; (y) recognizes that SGL's investment in TE involves a high degree of risk; and (z) is capable of bearing the entire loss of its investment in the TE Shares.

          (5) SGL has reviewed TE's Registration Statement on Form 10-SB and other reports recently filed by TE with the Securities and Exchange Commission.

          (6) SGL has had an opportunity to meet with and to ask questions of TE's officers and directors in connection with its conversion of the SGL Debt into the TE Shares.

          (7) SGL acknowledges that no specific representations or warranties regarding TE or its prospects have been made to it by any officer or director of TE or by TE and that SGL is relying solely on its own evaluation in making an investment in TE.

     (b)  Exemption from Registration; Restrictive Legend.  It is acknowledged
          -----------------------------------------------
that the conversion of the SGL Debt into the TE Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act. SGL understands that the TE Shares have not been, and may never be, registered under the Securities Act; that the TE Shares cannot be sold, transferred, assigned, pledged or subjected to any lien or security interest unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or in the opinion of counsel for TE an exemption from registration under the Securities Act is available (and then the TE Shares may be sold, transferred, assigned, pledged or subjected to a lien, security interest or other encumbrance of any nature whatsoever only in compliance with such exemption and all applicable state and other securities laws); and that the following legend will be placed upon the certificate for such shares of the Common Stock:

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             THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS
             CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES
                                    --------------
             LAW OF ANY STATE OR OTHER JURISDICTION. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE AND OTHER SECURITIES LAWS.

     (c)  Broker-Dealer Status.  SGL is neither a registered broker-dealer nor
          --------------------
an affiliate of any member broker-dealer firm of the National Association of Securities Dealers, Inc.

     (d)  Compliance with Laws.  SGL covenants and agrees, after purchasing
          --------------------
the TE Shares and thereby becoming a shareholder of TE, to comply with all applicable laws with respect to his ownership of the TE Shares.


                                    Sincerely,

                                    SUMMERHILL GAMING LIMITED


                                    By:/S/ Donald Dorfman
                                       ---------------------------
                                       Name:  Donald Dorfman; Phd.
                                       Title: V.P.

AGREED AND ACCEPTED:

INTERCAPITAL GLOBAL FUND, LTD.


By:/S/ Sandy J. Masselli, Jr.
   ---------------------------
   Sandy J. Masselli, Jr.,
   Chief Executive Officer

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